AB BOND FUND, INC. —

AB TOTAL RETURN BOND PORTFOLIO

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

December 18, 2024

Dear Stockholders:

As an investor in AB Total Return Bond Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc., we are pleased to inform you of the planned conversion of the Acquired Portfolio, which is a mutual fund, into an exchange-traded fund (“ETF”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio will be converted into an ETF through the reorganization of the fund into AB Core Plus Bond ETF (the “Acquiring Portfolio”), a series of AB Active ETFs, Inc. (the “Conversion”). We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios”.

Although the Adviser is also the investment adviser to the Acquiring Portfolio, the Acquiring Portfolio is managed by a different portfolio management team than that of the Acquired Portfolio and that team employs a systematic approach to selecting securities for investment. The Portfolios have, however, similar investment objectives, identical fundamental investment policies and similar principal investment strategies.

The Conversion, which is expected to be consummated on or about February 10, 2025, is described in more detail in the attached combined Information Statement/Prospectus. You should review the combined Information Statement/Prospectus carefully and retain it for future reference. The Conversion does not require stockholder approval, and therefore you are not being asked to vote.

The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code (the “Code”). In connection with the Conversion, your shares of the Acquired Portfolio will be exchanged for shares of equal value of the Acquiring Portfolio (less cash corresponding to any fractional share amount), which will assume all the liabilities, expenses and obligations of the Acquired Portfolio. Following the Conversion, the Acquired Portfolio will be liquidated.

We believe the Conversion will result in multiple benefits for investors. The Board of Directors of AB Bond Fund, Inc., the members of which also oversee the management of the Acquiring Portfolio, has approved the Conversion based on its determination that it is in the best interest of the Acquired Portfolio. Expected benefits include:

1.	Lower Net Expenses: The total annual fund operating expenses of the Acquiring Portfolio are expected to be lower than the net expenses of each share class of the Acquired Portfolio.

2.

Additional Trading Flexibility: Unlike shares of the Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of the Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which can give the Acquiring Portfolio’s stockholders more flexibility over their investment allocation to the Acquiring Portfolio.

3.

Increased Transparency: As a stockholder of the Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolio does not provide full daily transparency into its underlying portfolio holdings.

4.	Enhanced Tax Efficiency: Reorganizing the Acquired Portfolio into the Acquiring Portfolio has the potential to reduce capital gains distributions and improve tax efficiency.

5.

Tax-Free Reorganization: The Conversion is structured to be a tax-free reorganization under the Code. Stockholders of the Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained in the Information Statement/Prospectus).

There are also certain risks, costs and other considerations associated with the Conversion that should be considered, including the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV, that stockholders of an ETF may be charged fees and commissions by their brokers when effecting transactions in ETF shares, that certain account types generally cannot hold shares of ETFs and certain other risks associated with ETF shares. In addition, because the Acquiring Portfolio effects many of its creations and redemptions of shares for cash rather than for securities, an investment in this ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of large aggregations of shares (“Creation Units”) primarily on an in-kind basis. We believe, however, the benefits of the Conversion substantially outweigh the risks, costs and other considerations.

Stockholders of the Acquired Portfolio should know the options available to them with respect to the Conversion. Those include: (i) maintaining current positions in Acquired Portfolio shares and receiving Acquiring Portfolio shares on the conversion date; (ii) exchanging Acquired Portfolio shares for shares of another AB mutual fund prior to the Conversion; and (iii) redeeming Acquired Portfolio shares prior to the Conversion. Stockholders should also consider possible tax consequences of (ii) and (iii) since those would be outside of the tax-free Conversion.

Importantly, in order to receive shares of the Acquiring Portfolio as part of the Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an ETF. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of your Acquired Portfolio shares. The redemption of your Acquired Portfolio shares may be a taxable event.

To facilitate the Conversion, the existing share classes of the Acquired Portfolio will be automatically converted prior to the conversion into Advisor Class shares of the Acquired Portfolio. The automatic conversion will be tax-free to shareholders of the Acquired Portfolio.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an ETF, please review the accompanying Information Statement/Prospectus closely for additional actions that you must take to receive shares of the Acquiring Portfolio as part of the Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio.

Sincerely,

Onur Erzan

President

QUESTIONS AND ANSWERS

Stockholders should read this entire Information Statement/Prospectus carefully. The following questions and answers will help explain the Conversion (as defined below), including the reasons for the Conversion. A more detailed discussion of the Conversion follows this section.

Q.	What is this document and why did we send this document to you?

A.

The attached Information Statement/Prospectus provides you with information about the conversion (the “Conversion”) of AB Total Return Bond Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc., which is currently operated as a mutual fund, into AB Core Plus Bond ETF (the “Acquiring Portfolio”), a series of AB Active ETFs, Inc.

The Acquiring Portfolio is an exchange-traded fund (“ETF”) and has a similar investment objective, similar principal strategies and the same fundamental policies as the Acquired Portfolio. As an existing ETF, the Acquiring Portfolio’s shares are listed and traded on Nasdaq Stock Market LLC (the “Exchange”). The Conversion will be accomplished in accordance with the Agreement and Plan of Acquisition and Termination (the “Plan”). The form of Plan is attached as Exhibit A to this Information Statement/Prospectus.

The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of the Acquiring Portfolio’s shares and in lieu thereof shall receive cash in redemption of their Acquired Portfolio shares.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES – QUESTIONS AND ANSWERS, beginning on page vi, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Portfolio shares to holding shares of the Acquiring Portfolio.

Q.	Has the Board of Directors approved the Conversion?

A.

Yes. Each of the Boards overseeing the management of the Acquired Portfolio and the Acquiring Portfolio, which are composed of the same Directors, approved the Conversion. After considering the recommendation of AllianceBernstein L.P. (the “Adviser”), the Board of Directors of AB Bond Fund, Inc. (the “Acquired Portfolio Board” or a “Board”), including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolio as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participating in the Conversion is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio’s stockholders will not be diluted as a result of the Conversion.

The Board of Directors of AB Active ETFs, Inc. (the “Acquiring Portfolio Board” or a “Board”), including all of the Independent Directors, also determined that the Conversion is in the best interest of the Acquiring Portfolio and that the interests of existing Acquiring Portfolio’s stockholders will not be diluted as a result of the Conversion.

Q.	Why is the Conversion occurring?

A.

The Directors of AB Bond Fund, Inc. concluded that the Conversion, which was recommended by the Adviser, is in the best interests of the Acquired Portfolio because it is expected to provide certain potential benefits including lower total net expenses, additional share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency. Prior to approving the Conversion, the Directors also took into consideration the differing risks and costs of the Portfolios, as set forth in more detail herein. In reaching their conclusions, the Directors considered the different advisory fee structures of the Portfolios, including a comparison of the fees and expenses for each Portfolio and the pro forma combined Portfolio, as well as the costs and expenses of the Conversion, including that the Conversion will be tax-free to stockholders in most instances (as discussed further in Information About the Plan – Federal Income Tax Consequences) and that the Adviser will pay the expenses of the Conversion, subject to certain exceptions as discussed herein (as discussed further in Information About the Plans – Who will bear the expense of the Conversions?). The Directors also considered that the Acquired Portfolio and the Acquiring Portfolio have similar investment objectives, identical fundamental investment policies and similar investment strategies, but different portfolio management teams.

Q.	How will the Conversion affect me as a stockholder?

A.

When the Conversion is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio, so long as you hold your shares of the Acquired Portfolio in a brokerage account. Upon completion of the Conversion, you will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Acquired Portfolio shares you owned when the Conversion happened, as adjusted for fractional shares (see below). Shares of the Acquiring Portfolio will be transferred to your brokerage account, or if you do not have a brokerage account, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of those shares, which may be taxable. The Acquiring Portfolio does not issue fractional shares. As a result, some stockholders may receive a small cash payment, which will be taxable, in lieu of a portion of their Acquired Portfolio shares.

After the Conversion, individual shares of the Acquiring Portfolio may be purchased and sold on the Nasdaq Stock Market LLC, the national securities exchange on which the Acquiring Portfolio shares are listed. Should you decide to purchase or sell shares of the Acquiring Portfolio after the Conversion, you will need to place a trade through a broker who will execute your trade on that exchange at prevailing market prices. Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although most ETFs trade with no transaction fees (NTF) or commissions on many platforms.

Q.	Am I Being Asked to Vote on the Conversion?

A.	No. Stockholders are not required to approve the Conversion under Maryland law or the 1940 Act.

Q.	Will the Conversion affect the way my investments are managed?

A.

Yes. Although, the Adviser is also the investment adviser to the Acquiring Portfolio, the Acquiring Portfolio is managed by a different portfolio management team than that of the Acquired Portfolio and that team employs a systematic approach to selecting securities for investment. The Portfolios have, however, similar investment objectives, similar principal investment strategies and the same fundamental investment policies. The Adviser does not anticipate investment portfolio repositioning in connection with the Conversion. For additional information, please see the sections entitled “Comparison of Investment Objectives and Policies” and “Principal Risks” in the attached Information Statement/Prospectus.

Both Portfolios follow a core fixed-income strategy with a multi-sector approach. However, as described in more detail in the attached Information Statement/Prospectus in the “Comparison of Investment Objectives and Policies” section, the security selection process for the Acquiring Portfolio is based upon a systematic investment process and the Portfolios are also managed by different investment teams. The Acquired Portfolio is managed by the U.S. Investment Grade Core Fixed Income Team, with Matthew Sheridan acting as lead portfolio manager of the Portfolio, in addition to Michael Canter and Serena Zhou. The Acquiring Portfolio is managed by the Systematic Fixed Income Investment Team led by Bernd Wuebben, in addition to Timothy Kurpis and Serena Zhou.

The portfolio management team for the Acquiring Portfolio uses proprietary research, investment and trading models and algorithms to select securities for the ETF’s portfolio, based on how securities are scored based on a set of factors that fall within six broad categories: value, momentum, size, quality, carry, and volatility. In constructing the portfolio, the portfolio management team takes into account a security’s score, credit quality, sensitivity to interest rates as well as the risks and constraints due to other securities in the portfolio.

Additionally, the Acquired Portfolio may invest up to 25% of its net assets in below investment grade bonds while the Acquiring Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade. The Acquired Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. The Acquiring Portfolio also may currently invest without limit in U.S. Dollar-denominated foreign fixed-income securities. The Acquiring Portfolio does not currently invest in non-U.S. Dollar-denominated foreign fixed-income securities.

Q.	Are there any differences in risks between the Acquired Portfolio and Acquiring Portfolio?

A.

Yes. While many of the risks of investing in the Acquired Portfolio and the Acquiring Portfolio are substantially the same, the Acquiring Portfolio is subject to certain risks unique to operating as an ETF and to its investment policies. For example, you will be subject to the risk that shares of the Acquiring Portfolio will trade at market prices that are above (premium) or below (discount) the Acquiring Portfolio’s NAV per share, whereas shares of the Acquired Portfolio are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that the Acquiring Portfolio’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Portfolio, do not engage in such transactions, which could cause the Acquiring Portfolio’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.” We discuss these risks later in the Information Statement/Prospectus.

Q.	Will the fees and expenses of the Acquiring Portfolio be lower than the fees and expenses of the Acquired Portfolio?

A.

Yes. Following the Conversion, the Acquiring Portfolio is expected to have a lower expense ratio than each share class of the Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Adviser and the Acquired Portfolio.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.	Are there other benefits that I could experience as a stockholder of the Acquiring Portfolio?

A.

Yes. In addition to lower total net expenses, as a stockholder of the Acquiring Portfolio you could also benefit from additional trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency.

•

Additional Trading Flexibility. As a stockholder of the Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio. This NAV is calculated once per business day. As a stockholder of the Acquiring Portfolio, however, you will be able to purchase and sell shares of the Acquiring Portfolio throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Portfolio’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Portfolio’s NAV per share.

•

Increased Transparency. Currently, the Acquired Portfolio only provides periodic disclosure of its complete portfolio holdings. In contrast, the Acquiring Portfolio makes its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Portfolio, can be found on the Acquiring Portfolio’s website at www.abfunds.com.

•

Enhanced Tax Efficiency. Stockholders of the Acquired Portfolio also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows stockholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all taxable stockholders of the mutual fund. Because the Acquiring Portfolio effects many of its creations and redemptions of shares for cash rather than for securities, an investment in this ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Q.	What other differences should I be aware of as a stockholder of the Acquiring Portfolio?

A.

Currently, as a stockholder of the Acquired Portfolio, which is a mutual fund, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio, subject to any applicable sales charges and fees.

By contrast, Acquiring Portfolio shares, which are ETF shares, may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Portfolio through a broker, you may incur a brokerage commission or other charges imposed by the broker. Furthermore, as discussed in more detail below, not all account types can hold shares of ETFs.

In addition, currently, the Acquired Portfolio operates with a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. By contrast, the Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares and all stockholders will own shares of common stock of the Acquiring Portfolio rather than a particular class of shares.

Q.	Will stockholders have to pay any sales load, commission or other similar fee in connection with the Conversion?

A.	No. Stockholders will not pay any sales load, commission or other similar fee in connection with the receipt of ETF shares due to the Conversion.

v

Q.	When will the Conversion take place?

A.

The Conversion is expected to happen on or about February 10, 2025 (the “Closing Date”). The Acquired Portfolio will publicly disclose material developments, including the final date of the Conversion.

Q.	Who will bear the expenses of the Conversion?

A.

Under the Plan, the expenses of the Conversion are expected to be borne by the Adviser, regardless of whether the Conversion is consummated, except for any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from the Acquired Portfolio to the Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

Q.	Will the Conversion result in any federal tax liability to me?

A.

The Conversion is intended to be treated as a tax-free Conversion for U.S. federal income tax purposes. If the Conversion qualifies for tax-free treatment, Acquired Portfolio stockholders who are U.S. citizens or permanent residents would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Portfolio shares for Acquiring Portfolio shares pursuant to the Conversion (except with respect to cash received).

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Portfolio shares is returned to you or if your Acquired Portfolio shares are transferred by your financial intermediary to a different investment option because you did not hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion.

Stockholders should consult their tax advisors about possible federal, state, local and foreign tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q.	Can I purchase, redeem or exchange Acquired Portfolio shares before the Conversion takes place?

A.

Yes. You can purchase Acquired Portfolio shares until February 3, 2025. You can exchange or redeem Acquired Portfolio shares until the business day before the Conversion occurs. That means your exchange or redemption order must be received by February 7, 2025. Any shares not redeemed before the date of the Conversion, which we expect will be February 10, 2025, will be exchanged for shares of the Acquiring Portfolio, unless they are not held in a brokerage account that can hold ETF shares. If you do not hold your shares in a brokerage account, your shares will be redeemed immediately before the Conversion, which could be a taxable event for you.

Q.	Whom do I contact for further information?

A.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at 800-221-5672. You can also find information online at www.abfunds.com.

Important additional information about the Conversion is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Acquired Portfolio shares prior to the Conversion in order to receive shares of the Acquiring Portfolio.

Q.	What types of accounts can receive shares of the Acquiring Portfolio as part of the Conversion?

A.

If you hold your Acquired Portfolio shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Portfolio in the Conversion. No further action is required.

Q.	What types of accounts cannot receive shares of the Acquiring Portfolio as part of the Conversion?

A.	The following account types generally cannot hold shares of ETFs:

•

Fund Direct Accounts. If you hold your Acquired Portfolio shares in an account directly with the Acquired Portfolio at its transfer agent, AllianceBernstein Investor Services, Inc. (“ABIS”) (a “fund direct account”), you should transfer your Acquired Portfolio shares to a brokerage account that can accept shares of the Acquiring Portfolio prior to the Conversion. For this purpose, a fund direct account includes a fund direct IRA. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the Acquired Portfolio shares. You have a fund direct account if you receive quarterly account statements directly from the Acquired Portfolio and not from a third-party broker-dealer.

•

Non-Accommodating Brokerage Accounts. If you hold your Acquired Portfolio shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

•

Non-Accommodating Retirement Accounts. If you hold your Acquired Portfolio shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from the Acquired Portfolio and select a different investment option prior to the Conversion.

If you are unsure about the ability of your account to accept shares of the Acquiring Portfolio, please call 800-221-5672 or contact your financial advisor or other financial intermediary.

Q.	How do I transfer my Acquired Portfolio shares from a fund direct account to a brokerage account that accepts ETF shares?

A.

Transferring your Acquired Portfolio shares from a fund direct account to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Portfolio into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Portfolio. Your broker will require your account number with the Acquired Portfolio, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Portfolio’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q.	How do I transfer my Acquired Portfolio shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Portfolio shares?

A.

The broker where you hold your Acquired Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What will happen if I do not have a brokerage account that can accept Acquiring Portfolio shares at the time of the Conversion?

A.

If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment to a different investment option prior to the Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses charged by your intermediary and may also be subject to tax. It may take time for you to receive your cash payments. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

Q.	What if I don’t want to hold ETF shares?

A.

If you don’t want to receive Acquiring Portfolio shares in connection with the Conversion, you may redeem your Acquired Portfolio shares or exchange those shares for shares of another eligible AB mutual fund prior to the Conversion. Currently, the Acquired Portfolio expects that the last day to exchange your Acquired Portfolio shares for shares of another AB mutual fund will be February 7, 2025 and the last day to redeem your Acquired Portfolio shares will be February 7, 2025. Generally, there are no costs or fees associated with an exchange of Acquired Portfolio shares. The redemption or exchange of your Acquired Portfolio shares may be a taxable event.

INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of

AB BOND FUND, INC. — AB TOTAL RETURN BOND PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB CORE PLUS BOND ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

December 18, 2024

This Information Statement/Prospectus is being furnished to stockholders of AB Total Return Bond Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc., a Maryland corporation, to inform them of a plan to reorganize the Acquired Portfolio into an exchange-traded fund (“ETF”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

The Acquired Portfolio will be reorganized into AB Core Plus Bond ETF (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), an ETF that is a series of AB Active ETFs, Inc., a Maryland corporation (together with AB Bond Fund, Inc., the “Companies” and, each, a “Company”), and the Acquired Portfolio will subsequently be liquidated (the “Conversion”). We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios”.

The Board of Directors of AB Bond Fund, Inc. (who are also the Directors of AB Active ETFs, Inc.) (the “Acquired Portfolio Board” or “Board”) approved the Conversion. The Acquired Portfolio Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolio as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for the Acquired Portfolio, participation in the Conversion is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio’s stockholders will not be diluted as a result of the Conversion.

The Board of Directors of AB Active ETFs, Inc. (who are also the Directors of AB Bond Fund, Inc.) (the “Acquiring Portfolio Board” or “Board”) also approved the Conversion. The Acquiring Portfolio Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquiring Portfolio as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for the Acquiring Portfolio, participation in the Conversion is in the best interests of the Acquiring Portfolio and that the interests of existing Acquiring Portfolio’s stockholders will not be diluted as a result of the Conversion.

The Conversion will be accomplished in accordance with an Agreement and Plan of Acquisition and Termination (the “Plan”). The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. A copy of the form of the Plan pertaining to the Conversion is included as Exhibit A to this Information Statement/Prospectus.

For federal income tax purposes, the Conversion is structured to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). If you remain a stockholder of the Acquired Portfolio on the Closing Date (as defined below) of the Conversion, you will receive shares of the Acquiring Portfolio and, in some cases, cash that combined with the shares have the same value as your Acquired Portfolio shares on that date. Shares of the Acquiring Portfolio are not issued in fractional shares. As a result, cash will be paid to some stockholders in lieu of fractional shares of the Acquiring Portfolio, which may be taxable. If you do not hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold Acquired Portfolio shares through a fund direct individual retirement account (“IRA”) and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT IF YOU WOULD LIKE TO RECEIVE ETF SHARES UPON THE CLOSING DATE OF THE CONVERSION, EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF (AND, IF SO, TAKE THE ACTIONS DESCRIBED HEREIN). IF YOU DO NOT WISH TO RECEIVE ETF SHARES IN CONNECTION WITH THE CONVERSION, PLEASE SEE BELOW FOR THE EXPECTED LAST DAYS TO EXCHANGE OR REDEEM ACQUIRED PORTFOLIO SHARES.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Acquired Portfolio and the Acquiring Portfolio have similar investment objectives, identical fundamental investment policies, and similar investment strategies, but different portfolio management teams. The principal executive offices of AB Bond Fund, Inc. and AB Active ETFs, Inc. are located at 66 Hudson Boulevard East, 26th Floor, New York, New York 10001.

Shares of the Acquiring Portfolio are listed for trading on Nasdaq Stock Market LLC (the “Exchange”).

The Conversion is anticipated to occur after the close of trading on February 10, 2024 (the “Closing Date”). The Closing Date may be delayed. The Acquired Portfolio will publicly disclose any changes to the applicable Closing Date. In preparation for the closing of the Conversion, purchase orders must be received by the Acquired Portfolio by February 3, 2024, and exchange orders and redemption orders must be received by the Acquired Portfolio by February 7, 2024. These dates may change if the Closing Date of the Conversion changes.

Any Acquired Portfolio shares that you hold after the final redemption date will be used to determine the number of Acquiring Portfolio shares and cash that you will receive in the Conversion.

Your newly-issued shares of the Acquiring Portfolio received in the Conversion can be traded on the Exchange beginning on February 11, 2024.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by AB Active ETFs, Inc. with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Portfolio and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Conversion (the “Statement of Additional Information”), dated December 18, 2024, is available upon request and without charge by contacting the Portfolios. The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•	Acquired Portfolio prospectus and SAI dated January 31, 2024 for AB Bond Fund, Inc. which is on file with the SEC (File Nos. 811-02383 and 002-48227) (Accession No. 0000919574-24-000545);

•	Acquiring Portfolio prospectus dated October 30, 2023 for AB Active ETFs, Inc. which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-23-005939);

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Acquiring Portfolio SAI dated October 30, 2023, as revised May 29, 2024 for AB Active ETFs, Inc. which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-24-003365).

The file numbers of AB Bond Fund, Inc. are 811-02383 and 002-48227 and the file numbers of AB Active ETFs, Inc. are 811-23799 and 333-264818.

The Acquired Portfolio can be reached by calling 800-221-5672 or by writing to AllianceBernstein Investor Services, Inc. (“ABIS”), P.O. Box 786003, San Antonio, TX 78278-6003.

The prospectus, statement of additional information, and Annual Reports and Semi-Annual Reports of the Acquired Portfolio, are available at www.abfunds.com.

You may request free copies of the prospectus and SAI of the Acquired Portfolio (including any supplement thereto), the prospectus and SAI of the Acquiring Portfolio from ABIS by calling 800-221-5672, or by writing to P.O. Box 786003, San Antonio, Texas 78278-6003.

You may also request free copies of the prospectus and SAI of the Acquiring Portfolio from Foreside Fund Services, LLC (“Foreside”) by calling (800) 243-5994, or by writing to Three Canal Plaza, Suite 100, Portland, Maine 04101.

All available materials have been filed with the SEC.

AB Bond Fund, Inc. and AB Active ETFs, Inc. also file proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated December 18, 2024, is expected to be mailed to stockholders of the Acquired Portfolio on or about December 18, 2024.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Stockholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Information Statement/Prospectus in Exhibit A, and the Acquiring Portfolio Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “stockholder”, “you”, and “your” refer to stockholders of the Acquired Portfolio.

What is happening to the Acquired Portfolio?

The Acquired Portfolio, which is currently operated as a mutual fund, will be converted into an ETF through the conversion of the Acquired Portfolio into the Acquiring Portfolio, which has a similar investment objective, identical fundamental policies and similar investment strategies as the Acquired Portfolio. As an ETF, the Acquiring Portfolio’s shares are traded on the Exchange. The transaction between the Acquired Portfolio and Acquiring Portfolio is referred to in this Information Statement/Prospectus as the “Conversion.” The Conversion will be accomplished in accordance with the Plan. For reference purposes, the names of the Acquired Portfolio and Acquiring Portfolio are listed in the chart below.

Acquired Portfolio	Acquiring Portfolio
AB Total Return Bond Portfolio	AB Core Plus Bond ETF

How will the Conversion work?

The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the Acquiring Portfolio, equal in aggregate NAV to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. Stockholders of the Acquired Portfolio will not be assessed any sales charges or other stockholder fees in connection with the Plan.

Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of the Acquiring Portfolio shares. Instead, the stockholder will receive a cash payment in redemption of their Acquired Portfolio shares before the Conversion is effected. This exchange will occur on the Closing Date of the Conversion, which is the specific date on which the Conversion takes place. The Closing Date of the Conversion is expected to occur after the close of business on or about February 10, 2025.

Why is the Conversion happening and did the Boards approve the Conversion?

After considering the recommendation of the Adviser, the Directors on the Acquired Portfolio Board (who are also the Directors of AB Active ETFs, Inc.) and the Directors on the Acquiring Portfolio Board concluded that the Conversion is in the best interests of the Acquired Portfolio and Acquiring Portfolio.

The Acquiring Portfolio pursues a similar investment objective, and has identical fundamental investment policies and similar investment strategies as the Acquired Portfolio. Like for the Acquired Portfolio, the Adviser serves as the investment adviser to the Acquiring Portfolio. The Portfolios are, however, managed by different portfolio management teams. The Acquiring Portfolio is expected to have a lower expense ratio than each share class of the Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Adviser and the Acquired Portfolio.

The Boards considered the potential for tax efficiencies inherent in the ETF investment vehicle. The ETF structure of the Acquiring Portfolio may provide benefits with respect to capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs (as compared to mutual funds) for the same process. As a result, stockholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares. These tax benefits may not be realized if an ETF effectuates all or a portion of the issuance and redemption of large aggregations of shares (“Creation Units”) for cash, rather than in-kind securities. The Boards also considered that because the Acquiring Portfolio effects many of its creations and redemptions of shares for cash rather than for securities, an investment in this ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

The Acquired Portfolio Board considered that there are certain risks and considerations associated with the Conversion, including (i) the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV; (ii) that as stockholders of an ETF after the Conversion, stockholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Portfolio shares that the stockholders did not experience as mutual fund stockholders; (iii) that certain account types generally cannot hold shares of ETFs; and (iv) certain other risks associated with ETF shares as compared to mutual funds. They also discussed the costs of the Conversion and who would bear them, as discussed elsewhere herein, and the tax efficiency considerations noted above. However, the Acquired Portfolio Board believes that the benefits of the ETF structure outweigh these risks, costs and other considerations. Stockholders of the Acquiring Portfolio will also benefit from additional trading flexibility and increased transparency of portfolio holdings.

The Acquired Portfolio Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), after careful consideration, have determined that the Conversion is in the best interests of the Acquired Portfolio and will not dilute the interests of the existing stockholders of the Acquired Portfolio. The Acquired Portfolio Board made this determination, upon the recommendation of the Adviser, based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Conversion in the section entitled “Reasons for the Conversion.”

Similarly, the Board of Directors of AB Active ETFs, Inc., including all of the Independent Directors, has approved the Conversion with respect to the Acquiring Portfolio. The Board of Directors of AB Active ETFs, Inc. has determined that the Conversion is in the best interest of the Acquiring Portfolio and will not dilute the interests of the existing stockholders of the Acquiring Portfolio.

How will the Conversion affect me?

When the Conversion is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio. As described in more detail above, upon completion of the Conversion, you will receive shares of the Acquiring Portfolio and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio shares you owned on the Closing Date of the Conversion. Shares of the Acquiring Portfolio are not issued in fractional shares. Some stockholders have brokerage accounts that do not accept or manage fractional share allocations of ETFs, and the Acquiring Portfolio does not issue fractional shares, as noted above. For those stockholders, in addition to the Acquiring Portfolio shares received in the Conversion, those stockholders will also receive a cash payment in lieu of the fractional shares that would otherwise have been issued in the Conversion, and that cash payment is expected to be taxable unless the account is tax advantaged. Some stockholders hold their shares in brokerage accounts with an intermediary who is able to manage fractional share allocations. For those stockholders, no cash payment in lieu of fractional shares is required.

In order to receive shares of the Acquiring Portfolio as part of the Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your investment will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of the Acquiring Portfolio as part of the Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio.

After the Conversion, individual shares of the Acquiring Portfolio may only be purchased and sold by most investors (other than “authorized participants” that may acquire and redeem shares in Creation Units) in the secondary market. Shares of the Acquiring Portfolio will be listed on the Exchange. Shares of the Acquiring Portfolio may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Portfolio after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Portfolio’s shares will trade at market prices rather than at

NAV, the Acquiring Portfolio’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, the Acquired Portfolio operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike stockholders of the Acquired Portfolio, stockholders of the Acquiring Portfolio will not own a particular class of shares.

Who will bear the expenses of the Conversion?

The expenses of the Conversion are expected to be borne by the Adviser, regardless of whether the Conversion is consummated, except for any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from the Acquired Portfolio to the Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

What are the federal income tax consequences of the Conversion?

As a condition to the closing of the Conversion, the Acquired Portfolio and Acquiring Portfolio must receive an opinion of Seward & Kissel LLP (“Seward & Kissel”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is expected that neither you nor, in general, the Acquired Portfolio will recognize gain or loss as a direct result of the Conversion of the Acquired Portfolio (except with respect to cash received by a stockholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for the Acquiring Portfolio shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Portfolio shares that you surrender in the Conversion. If you do not hold your Acquired Portfolio shares through a brokerage account that can receive ETF shares in the Conversion, your Acquired Portfolio shares will be liquidated, in which case you will receive a cash payment, or will be exchanged for shares of AB Government Money Market Portfolio. In some cases, the liquidation or transfer of your investment could be subject to fees, expenses and potentially, tax on the increase in value of your investment. Prior to the consummation of the Conversion, you may redeem your Acquired Portfolio shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of the Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Conversion, please see the section “Information About the Plan—Federal Income Tax Consequences.”

How do the Portfolios’ investment objectives, investment strategies, and investment policies compare?

The Acquired Portfolio and Acquiring Portfolio have similar investment objectives, identical fundamental investment policies and similar investment strategies. The investment objectives and investment strategies are described in more detail below in Comparison of Some Important Features of the Portfolios—Comparison of Investment Objectives and Policies.

What are the principal risks of an investment in the Portfolios?

The investment risks associated with an investment in the Acquired and Acquiring Portfolios are similar, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF and to its investment policies. The Acquiring Portfolio is subject to the following risks for ETFs:

•

Cash Transactions Risk: The Portfolio intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

•

ETF Share Price and Net Asset Value Risk: The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are expected to be generally bought and sold in the secondary market at market prices. The NAV per share of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio’s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

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Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV, or the Portfolio could face trading halts or de-listing.

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Active Trading Market Risk: There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

Both Portfolios follow a core fixed-income strategy with a multi-sector approach. However, as described in more detail below in the “Comparison of Investment Objectives and Policies” section, the security selection process for the Acquiring Portfolio is based upon a systematic investment process and the Portfolios are also managed by different investment teams. The Acquired Portfolio is managed by the U.S. Investment Grade Core Fixed Income Team, with Matthew Sheridan acting as lead portfolio manager of the Portfolio, in addition to Michael Canter and Serena Zhou. The Acquiring Portfolio is managed by the Systematic Fixed Income Investment Team led by Bernd Wuebben, in addition to Timothy Kurpis and Serena Zhou.

Additionally, the Acquired Portfolio may invest up to 25% of its net assets in below investment grade bonds while the Acquiring Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade. The Acquired Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. The Acquiring Portfolio also may invest without limit in U.S. Dollar-denominated foreign fixed-income securities.

For further information about the risks of investments in the Portfolios, see “Principal Risks” below.

How will the Conversion affect the fees and expenses that I pay as a stockholder of a Portfolio?

Following the Conversion, the Acquiring Portfolio is expected to have a lower expense ratio than that of each share class of the Acquired Portfolio because the Acquiring Portfolio’s unitary investment advisory fee and other expenses will be lower than the advisory fee and other expenses of the Acquired Portfolio after taking into consideration the fee waivers and expense limitations agreed to by the Adviser with respect to the share classes of the Acquired Portfolio. The lower expense ratio of the Acquiring Portfolio is attributable primarily to the advisory fee arrangement, which has been established as a unitary fee and priced in comparison to other ETFs with a similar fee arrangement and similar investment objectives, policies and strategies. A comparison of the fees and expenses of the Acquired Portfolio and Acquiring Portfolio is provided below under the heading, “Comparison of Fees.”

What are the distribution arrangements for the Portfolios?

AllianceBernstein Investments, Inc. (“ABI”) serves as the distributor and principal underwriter for the Acquired Portfolio shares. The Acquiring Portfolio is distributed by Foreside Fund Services, LLC (“Foreside”), which serves as the principal underwriter for the shares of the Acquiring Portfolio. Foreside and ABIS are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934, as amended, and each is a member of the Financial Industry Regulatory Association (“FINRA”). Foreside or its agent distributes Creation Units (as defined below) for the Acquiring Portfolio on an agency basis. Foreside does not maintain a secondary market in shares of the Acquiring Portfolio. Foreside has no role in determining the investment policies of the Acquiring Portfolio or the securities that are purchased or sold by the Portfolio. Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

What are the Portfolios’ arrangements for purchases, exchanges and redemptions?

The Acquired Portfolio and Acquiring Portfolio have different procedures for purchasing, exchanging and redeeming shares. You may refer to the Acquiring Portfolio’s Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “Investing in the Fund” for the procedures applicable to purchases and sales of the shares of the Acquiring Portfolio, which are also summarized below. Only Authorized Participants may purchase or redeem ETF shares directly from the Acquiring Portfolio, in Creation Units, which are large blocks of shares. Retail stockholders purchase and sell shares in the secondary market at a market price on an exchange. The Acquired Portfolio Prospectus provides information under the sections titled “How to Buy Shares,” “How to Exchange Shares” and “How to Sell or Redeem Shares” with respect to the procedures applicable to purchases, exchanges and sales of the Acquired Portfolio shares, which are also summarized below.

Acquired Portfolio

You may purchase the Acquired Portfolio’s Class A shares or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Acquired Portfolio’s principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are: (i) making an initial investment and the Acquired Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Acquired Portfolio stockholder with an account held directly with the Acquired Portfolio; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC.

Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Acquired Portfolio.

You may purchase Advisor Class shares of the Acquired Portfolio through your financial advisor at NAV. Advisor Class shares may be purchased and held solely: (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI; (ii) through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and (iii) by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares.

Class A, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio (“group retirement plans”).

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.

Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the New York Stock Exchange (“NYSE”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

You may exchange your Acquired Portfolio shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Acquired Portfolio may modify, restrict, or terminate the exchange privilege on 60 days’ written notice. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

You may “redeem” your Acquired Portfolio shares (i.e., sell your shares to a Portfolio) on any day the NYSE is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary.

Your sale price will be the next-determined NAV, less any applicable CDSC, after the Acquired Portfolio receives your redemption request in proper form.

Acquiring Portfolio

Shares of the Acquiring Portfolio may be acquired or redeemed directly from the Acquiring Portfolio only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with the Acquiring Portfolio. Once created, shares of the Acquiring Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Portfolio are listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. The Acquiring Portfolio does not impose any minimum investment for shares of the Acquiring Portfolio purchased on an exchange or otherwise in the secondary market.

When buying or selling shares of the Acquiring Portfolio through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Acquiring Portfolio based on the Acquiring Portfolio’s trading volume and market liquidity, and is generally lower if the Acquiring Portfolio has high trading volume and market liquidity, and higher if the Acquiring Portfolio has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Acquiring Portfolio’s spread may also be impacted by the liquidity of the underlying securities held by the Acquiring Portfolio, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The trading prices of the Acquiring Portfolio’s shares in the secondary market generally differ from the Acquiring Portfolio’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Acquiring Portfolio, economic conditions and other factors.

The Acquiring Portfolio’s NAV is calculated on any day the NYSE is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Acquiring Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Acquiring Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Acquiring Portfolio does not price its shares, the NAV of the Acquiring Portfolio’s shares may change on days when stockholders will not be able to purchase or redeem their shares in the Acquiring Portfolio.

COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS

Comparison of Performance

The Acquired Portfolio commenced operations in 1999. The Acquiring Portfolio was established in August 2023 and launched in December 2023. The Acquiring Portfolio performance information is available only since the Portfolio’s launch in December 2023. A surviving fund in a reorganization (which may be either an acquiring fund or an acquired fund) should, under applicable interpretations of the staff of the SEC, carryforward the performance of the predecessor fund that most closely resembles the surviving fund. Factors to be considered in making this determination include the similarity of: the investment adviser; investment objectives, policies and restrictions; net asset levels; expense structures and ratios; and portfolio composition. One purpose of this analysis is to ensure that the historical performance used in a surviving fund’s prospectus and marketing materials is not misleading. Another is to determine whether the adviser’s intent in pursuing a reorganization of the acquired fund is to eliminate a poorer performing fund and improve the overall performance record of its funds. We expect that the Acquiring Portfolio will be considered the surviving fund and carry over its performance record. Although it is smaller than the Acquired Portfolio and has a shorter historical performance record, the Adviser, investment objectives, policies and restrictions, expense structures and ratios, and portfolio composition of the combined, surviving fund will be substantially similar to those of the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and tax survivor of the reorganization.

Comparison of Fees

Stockholders of the Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Acquired Portfolio’s shares for the semi-annual period ended April 30, 2024 and the anticipated expenses of the Acquiring Portfolio for the fiscal year ended November 30, 2024, which have been adjusted to reflect the management fee anticipated to be effective February 10, 2025.

Prior to the Conversion, Class A, Class C, Class Z and Class I shares of the Acquired Portfolio will be automatically converted into Advisor Class shares.

The tables also show the pro forma expenses of the combined Acquiring Portfolio after giving effect to the Conversion, based on pro forma net assets as of April 30, 2024. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Conversion.

Fees

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquired Portfolio Class I	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Class A	Acquired Portfolio Class C	Acquired Portfolio Advisor Class	Acquired Portfolio Class I	Acquired Portfolio Class Z	Acquiring Portfolio		Pro Forma— Acquiring Portfolio after Conversion
Management Fees	.45%	.45%	.45%	.45%	.45%	.30%	(c)	.30%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	.00%	.00%	.00%	None		None

Other Expenses:
Transfer Agent	.17%	.18%	.17%	.12%	.03%	None		None
Other Expenses	.32%	.32%	.32%	.31%	.32%	None		None

Total Other Expenses	.49%	.50%	.49%	.43%	.35%	None	(d)	None	(d)

Total Annual Fund Operating Expenses	1.19%	1.95%	.94%	.88%	.80%	.30%		.30%

Fee Waiver and/or Expense Reimbursement(e)	(.42)%	(.43)%	(.42)%	(.36)%	(.28)%	None		None

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.77%	1.52%	.52%	.52%	.52%	.30%		.30%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)

The Acquiring Portfolio’s investment advisory agreement has a unitary fee structure under which the Adviser pays substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio is responsible for its non-operating expenses, including brokerage commissions. At its November 5-7, 2024 meeting, the Board of the Acquiring Portfolio approved a decrease in the management fee of the Portfolio from .33% to .30%. The new fee will be effective as of February 10, 2025.

(d)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

(e)

The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Acquired Portfolio until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding interest expense), on an annualized basis, from exceeding .77%, 1.52%, .52%, .52% and .52% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Acquired Portfolio with the cost of investing in the Acquiring Portfolio. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ operating expenses stay the same, that Class C shares automatically convert to Class A shares after eight years and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Portfolio Class A	Acquired Portfolio Class C		Acquired Portfolio Advisor Class	Acquired Portfolio Class I	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
After 1 Year	$500	$255	*	$53	$53	$53	$30	$30

After 3 Years	$747	$571		$258	$245	$227	$97	$97

After 5 Years	$1,013	$1,012		$479	$452	$417	$169	$169

After 10 Years	$1,771	$2,240		$1,116	$1,051	$964	$381	$381

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Comparison of Investment Advisory Fees

The Funds have different advisory fee structures, as described below.

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.45 of 1.00% of the first $2.5 billion of the Portfolio’s average net assets, 0.40 of 1.00% of the excess over $2.5 billion up to

$5 billion of the Portfolio’s average net assets, 0.35 of 1.00% of the excess over $5 billion up to $8 billion of the Portfolio’s average net assets; and .30 of 1.00% of the excess over $8 billion of the Acquired Portfolio’s average net assets. The fee is accrued daily and paid monthly.

Fee Waiver and/or Expense Reimbursement

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Acquired Portfolio until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (but not including (i) extraordinary expenses, (ii) interest expense, (iii) the fees and expenses of registered investment companies or series thereof in which the Acquired Portfolio invests (“Acquired Funds”) other than investment advisory fees of Acquired Funds for which the Adviser serves as investment adviser), on an annualized basis, from exceeding .77%, 1.52%, .52%, ..52% and .52% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Acquired Portfolio’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Acquired Portfolio at least 60 days prior to the end of the period. After the Conversion, the Adviser will not be permitted to seek recoupment of fees waived or expenses capped during the operation of the Acquired Portfolio prior to the Conversion.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of .30% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio. After the Conversion, the Adviser will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Portfolio.

Comparison of Investment Objectives and Policies

The Portfolios have the same fundamental investment policies. The investment objectives of the Portfolios and the Portfolios’ principal investment strategies are similar, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio
Investment Objective	The Portfolio’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.	The Portfolio’s investment objective is to maximize total return through current income and long-term capital appreciation.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies	The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital.	The Portfolio is an actively-managed exchange-traded fund (“ETF”). The Portfolio pursues its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in fixed-income securities. The Portfolio may invest in a broad range of debt securities, including corporate bonds and debt and mortgage- and other asset-backed securities issued by U.S. Government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term with relatively attractive yields that do not involve undue risk of loss of capital.

	The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.	The Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade (“junk bonds”). The Portfolio may invest in debt securities of any maturity or duration. The Portfolio may use leverage for investment purposes.

Acquired Portfolio	Acquiring Portfolio

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.	The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in derivatives, such as options, futures contracts, forwards, or swaps.

The Adviser employs a systematic investment process using a dynamic multifactor approach. This approach, which is implemented by the Adviser through its proprietary research, investment and trading models and algorithms, considers a number of factors in seeking to generate alpha through a bottom-up security selection process. The factors that the Adviser considers in this regard fall into six broad proprietary categories—value, momentum, size, quality, carry, and volatility—with each category containing multiple factors. In making investment assessments, the Adviser considers a total factor score for each security and constructs a portfolio of securities taking into account other portfolio constraints and risks. This process also takes into account a security’s credit quality and sensitivity to interest rates.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in derivatives, such as options, futures contracts, forwards, or swaps. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments. The Portfolio may use derivatives to hedge against specific risks, to increase income or gain, or to increase market exposure in excess of the Portfolio’s net assets.

Both Portfolios are investment grade, multi sector, intermediate duration funds. The Portfolios have similar durations (6.39 years and 6.17 years for the Acquired Portfolio and the Acquiring Portfolio, respectively), yields to maturity (4.79% and 4.45% for the Acquired Portfolio and the Acquiring Portfolio, respectively) and credit qualities (94% and 96% of the portfolios are in positions rated BBB or higher for the Acquired Portfolio and the Acquiring Portfolio, respectively). Both Portfolios follow a core fixed-income strategy with a multi-sector approach. However, as described above, the security selection process for the Core Plus Bond ETF is based upon a systematic investment process. The Adviser does not anticipate investment portfolio repositioning in connection with the Conversion.

Principal Risks

The risks associated with an investment in the Acquired Portfolio and Acquiring Portfolio are substantially similar, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF and to its investment policies. Below the principal risks for the Acquired Portfolio and Acquiring Portfolio are identified followed by a description of each risk.

The Acquired Portfolio and Acquiring Portfolio are both subject to the following risks: Market Risk, Interest Rate Risk, Credit Risk, Below Investment Grade Securities Risk, Duration Risk, Inflation Risk, Derivatives Risk, Leverage Risk, Foreign (Non-U.S.) Investments Risk, Emerging Market Risk, Currency Risk, Mortgage-Related and Other Asset-Backed Securities Risk, Illiquid Investments Risk and Management Risk. The Acquired Portfolio is also subject to Active Trading Risk. Additionally, the Acquiring Portfolio is subject to Tax Risk, Variable and Floating-Rate Securities Risk, Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

Each of these risks is more fully described below.

Market Risk	The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest Rate Risk	Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk	An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk	Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk	Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk	This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk	Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk	To the extent the Portfolio uses leveraging techniques, such as derivatives, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-U.S.) Investments Risk	Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk	Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk	Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Mortgage-Related and Other Asset-Backed Securities Risk	Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Illiquid Investments Risk	Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Active Trading Risk	The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Portfolio shareholders.

Tax Risk	From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Variable and Floating-Rate Securities Risk	Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

Cash Transactions Risk	The Portfolio intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Portfolio and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk	The Portfolio’s shares are listed for trading on the Exchange. Shares are generally bought and sold in the secondary market at market prices. The NAV of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio ‘s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

Authorized Participant Risk	Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a premium or discount to the Portfolio’s NAV, or the Portfolio could face trading halts or de-listing.

Active Trading Market Risk	There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

Management Risk	The Portfolio is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

Dividends and Distributions

Dividends from net investment income from the Acquired Portfolio, if any, are declared daily and paid monthly. Dividends from net investment income from the Acquiring Portfolio, if any, are declared and paid monthly. The Portfolios distribute their net realized capital gains, if any, to stockholders at least annually. During the fourth quarter of the calendar year, typically in early November, an estimate of each Portfolio’s capital gains distribution, if any, will be made available on the Portfolio’s website at www.alliancebernstein.com/investments/us/tax-center.htm.

The way that dividends are received differs between the Acquired Portfolio and Acquiring Portfolio. Stockholders of the Acquired Portfolio may make an election to receive dividends and distributions in cash or in shares at the time they purchase Acquired Portfolio shares. Stockholders of the Acquired Portfolio may participate in a fund-sponsored dividend reinvestment plan. The election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions with respect to the Acquired Portfolio. If a stockholder receives an income dividend or capital gains distribution in cash he may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional Acquired Portfolio shares without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the stockholder otherwise specifies, he will be deemed to have elected to reinvest all subsequent dividends and distributions in Acquired Portfolio shares.

The Acquiring Portfolio does not offer a fund-sponsored dividend reinvestment plan. Stockholders of the Acquiring Portfolio who purchase shares on the secondary market will receive all income dividends and capital gains distributions from their brokers in cash, unless the stockholder’s broker provides an option for the reinvestment of dividends and distributions. Dividends and distributions in cash may be reinvested automatically in additional whole shares of the Acquiring Portfolio only if the broker through whom the stockholder holds their shares makes such an option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker. Stockholders should consult with their broker about applicable dividend reinvestment options and associated fees and expenses.

Pricing and Valuation Arrangements

The Acquired Portfolio and Acquiring Portfolio apply the same procedures for calculating their NAV per share. The Portfolios determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Portfolios will not be priced on days that the NYSE is closed for trading. The Portfolios have adopted similar policies and procedures for valuing their portfolio assets. The Portfolios value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio ordinarily values its securities at 4:00 p.m., Eastern time.

With respect to the Acquired Portfolio, factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instrument.

The Acquiring Portfolio generally determines the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined. Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Acquiring Portfolio may value its securities using fair value prices based on independent pricing services.

Management of the Portfolios

The Board of Directors of each Company, which is comprised of the same persons, oversees the management of the business and affairs of the Portfolio. The Board of Directors approves all significant agreements between each respective Portfolio and persons or companies furnishing services to it, including a Portfolio’s agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of each Portfolio are delegated to its officers and the Portfolio’s Adviser, subject to the Portfolio’s investment objective and policies and to general oversight by the Portfolio’s Board of Directors. After the consummation of the Conversion, the directors and officers of the Acquiring Portfolio will continue to serve as the directors and officers of the combined Portfolio.

The management of, and investment decisions for the Acquired Portfolio’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Michael Canter, Matthew S. Sheridan and Serena Zhou are the investment professionals with primary responsibility for the day-to-day management of the Acquired Portfolio’s portfolio. The management of, and investment decisions for the Acquiring Portfolio’s portfolio are made by the Adviser’s Systematic Fixed Income Investment Team. Timothy Kurpis, Bernd Wuebben and Serena Zhou are the investment professionals with primary responsibility for the day-to-day management of the Acquiring Portfolio’s portfolio. For additional information about the portfolio management of each Portfolio, see “Management of the Funds—Portfolio Managers” in each Portfolio’s Prospectus.

INFORMATION ABOUT THE CONVERSION

Reasons for the Conversion

At the Board Meeting, the Adviser recommended that the Directors of each Company (who are the same persons) approve the proposed Plan and Conversion primarily in light of the small and declining size of the Acquired Portfolio, its relatively high gross expense ratio, and the Adviser’s view that the prospects for future growth of the Acquired Portfolio are poor. The Adviser also noted the anticipated expense savings benefits to the Acquired Portfolio’s shareholders following the consummation of the Conversion. The Acquired Portfolio reached its peak asset level in November 2011 ($622 million) and has been consistently losing assets since via shareholder redemptions. The Acquired Portfolio’s current asset level of $166 million (as of September 30, 2024) results in the Adviser reimbursing the Acquired Portfolio approximately $750,000 annually pursuant to the Acquired Portfolio’s expense caps, and the Adviser does not wish to continue to provide these reimbursements. The Directors also considered the Adviser’s view that in light of the foregoing, the only realistic alternative to the Conversion for the Acquired Portfolio was liquidation.

In addition, the Adviser advised each Board of its view that there is greater commercial opportunity for the Acquiring Portfolio than for the Acquired Portfolio given the continuing shift away from non-ETF funds to ETF funds in the current market. The Acquiring Portfolio was launched in December 2023 and has been actively marketed within the Adviser’s U.S. Retail distribution channel. The Acquiring Portfolio has more than doubled in size since its launch, primarily driven by activity in the registered investment adviser channel. The Acquiring Portfolio has eclipsed the primary hurdles of a six-month performance track record and $50 million in assets, which are required to gain access to certain additional intermediary platforms in the national broker-dealer space; the Adviser is in active dialogues for placement on these intermediary platforms. The Adviser expects the one-year anniversary of the Acquiring Portfolio to be an important milestone too in the Acquiring Portfolio’s commercialization journey as several other intermediary platforms require at least one-year track record before they will allow engagement.

The Adviser also recommended that the Directors of each Company (who are the same persons) approve the proposed Plan and Conversion because of certain benefits associated with the ETF structure, including, among other benefits, intraday trading and the potential for increased tax efficiency, which the Adviser believes will better serve the interests of stockholders. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same processes. As a result, stockholders of an ETF that creates and redeems its shares primarily in-kind generally realize most of their capital gains in respect of their investment in the ETF when they sell their ETF shares. Because the Acquiring Fund effects many of its creations and redemptions of shares for cash rather than for securities, an investment in the ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

The Acquiring Portfolio will pursue a similar investment objective and apply similar investment policies and strategies as the Acquired Portfolio, but have the risks and benefits of operating in the ETF structure. Both Portfolios are investment grade, multi-sector, intermediate duration funds. The Adviser will continue as the investment adviser of the Acquiring Portfolio after the Conversion. The Acquiring Portfolio will have a lower management fee rate than that of the Acquired Portfolio and the Acquiring Portfolio, under its unitary fee structure, is expected to experience lower overall expenses as compared to the Acquired Portfolio. The Directors also considered that the Acquired Portfolio has a different portfolio management team than the Acquired Portfolio, and that the Acquired Portfolio is managed using a systematic investment process whereas the Acquired Portfolio is managed using conventional active management. The Directors also considered the differences in the investment policies and current holdings and the anticipated holdings of the Acquiring Portfolio after the Conversion.

In considering the Plan, each Board requested and received detailed information from the Adviser regarding the Conversion, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Acquired Portfolio and the Acquiring Portfolio; (3) comparative data analyzing the fees and expenses of the Portfolios; (4) the comparative data analyzing the risks and benefits of operating in the ETF structure compared to the mutual fund structure; (5) the proposed plans for ongoing management, distribution, and operation of the Acquiring Portfolio; (6) the management, financial position, and business of the Adviser and its affiliates; and (7) the impact of the Conversion on the Acquired Portfolio and its stockholders.

With respect to the information listed above, each Board considered that, among other information: (1) the Conversion is structured to be a tax-free reorganization and the shares of the Acquiring Portfolio that would be received by the stockholders of the Acquired Portfolio in the exchange will be equal in aggregate NAV to the aggregate NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount) as of the Closing Date of the Conversion; (2) the investment objectives, strategies and policies of the Acquired Portfolio and the Acquiring Portfolio are similar; (3) the management fee of the Acquiring

Portfolio is equal to the management fee of the Acquired Portfolio at the last breakpoint in the Acquired Portfolio’s management fee, and the Acquiring Portfolio is expected to experience significantly lower overall expenses as compared to the Acquired Portfolio under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Portfolio as an ETF will benefit tax conscious stockholders, though an investment in the Acquiring Portfolio is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis; and (5) AllianceBernstein L.P. is the adviser of both the Acquired Portfolio and Acquiring Portfolio and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. Each Board also considered that the Conversion met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of stockholders of the Acquired Portfolio or Acquiring Portfolio.

In assessing the Conversion, the Adviser provided each Board with information on the anticipated diminution in the assets of the Acquired Portfolio prior to the Closing Date. More than 75% of the Acquired Portfolio’s assets were held in Class A shares as of September 30, 2024, and the Adviser anticipated that some investment advisers and investment platforms would not find the Acquiring Portfolio an appealing option due to the lack of Rule 12b-1 payments in respect of its shares. In addition, $9.9 million of the Acquired Portfolio’s assets are held by 401(k) plans, which are unlikely to be able to hold ETF shares given certain operational and other issues. Based on the Adviser’s recent experience in converting four AB Funds to ETFs, the Adviser anticipated that most of the remaining assets in the Acquired Portfolio’s other share classes would remain in the ETF after the Conversion.

Each Board also received detailed information from the Adviser regarding how the Acquiring Portfolio was expected to be the tax survivor for federal income tax purposes. As of August 31, 2024 the Acquired Portfolio had approximately $38.6 million in capital loss carryforwards available and it had net current year realized capital losses of $2.4 million, for a total of $41 million in realized capital losses. The Acquired Portfolio’s capital loss carryforwards are expected to be assumed by the Acquiring Portfolio. The Acquired Portfolio’s capital loss carryforwards may be limited by IRS guidelines in the hands of the Acquiring Portfolio if the Acquired Portfolio experiences an “ownership change” for federal income tax purposes as a result of the transaction or thereafter. There can be no assurance that the Acquired Portfolio will not undergo an ownership change and therefore the use of the Acquired Portfolio’s capital loss carryforwards may be limited. The Acquiring Portfolio had no capital loss carryforwards and had current year realized gains of $202,000 as of the time of the Board meeting.

In contemplating the Conversion, each Board also considered alternative options other than the acquisition of the Acquired Portfolio by the Acquiring Portfolio. Each Board considered the potential for mergers/reorganizations with other AB funds, mergers/reorganizations with unaffiliated funds, liquidation of the Acquired Portfolio, and the possibility of a direct conversion to an ETF.

After careful consideration, each Board, including all of the Independent Directors, determined that the Conversion would be in the best interests of the Acquired Portfolio and the Acquiring Portfolio and that the interests of existing stockholders of the Acquired Portfolio and Acquiring Portfolio would not be diluted as a result of the Conversion. The Directors have unanimously approved the Plan and Conversion.

In making these determinations, each Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of the Conversion to the stockholders of the Acquired Portfolio. These considerations included the following:

•

The ETF structure has certain benefits for investors generally, including holdings transparency, intra-day share tradability, reduced operating expenses, and higher invested assets because of reduced cash holdings;

•	The Acquiring Portfolio’s management team is capable of delivering comparable investment management services as delivered to the Acquired Portfolio by its current management team;

•

The Acquired Portfolio’s portfolio management team has no objection to portfolio holdings being publicly available on a daily basis, and does not believe that there is any meaningful possibility for third parties to profit significantly from their access to such holdings information;

•	The Acquired Portfolio’s conversion to the Acquiring Portfolio should have minimal impact on investment operations, except for the potential for reduced cash holdings;

•

The management fee of the Acquiring Portfolio will be .30% under its unitary fee structure as of the Closing Date, which is equal to the Acquired Portfolio’s current advisory fee rate of .30% at the last breakpoint in the Acquired Portfolio’s advisory fee schedule, and well below the Acquired Portfolio’s total expense ratio of .52% (for Advisor Class shares, with the current expense cap);

•

The Conversion would provide an opportunity for the Acquiring Portfolio’s asset growth (as compared to current Acquired Portfolio asset levels, which have not increased meaningfully in recent years), increasing the chances of its long-term viability;

•	The investment objectives and investment strategies are similar and the fundamental investment policies of the Acquired Portfolio and the Acquiring Portfolio are identical;

•

The risks associated with an investment in the Acquired Portfolio and the Acquiring Portfolio are substantially identical, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF;

•

The ETF structure of the Acquiring Portfolio may provide benefits with respect to tax efficiency, although since the Acquiring Portfolio effects many of its redemptions for cash these benefits are less than those of an ETF that effects most of its redemptions on an in-kind basis;

•

Stockholders of the Acquired Portfolio must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Portfolio and if a stockholder does not hold their Acquired Portfolio shares through that type of brokerage account, the stockholder will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, the stockholder’s investment in the Acquired Portfolio will be liquidated and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If a stockholder holds Acquired Portfolio shares through a fund direct IRA and does not take action prior to the Conversion, the stockholder’s Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the stockholder’s Acquired Portfolio shares. Alternatively, if a stockholder holds their Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, the financial intermediary may transfer the stockholder’s investment in the Acquired Portfolio to a different investment option prior to the Conversion. In some cases, the liquidation of the Acquired Portfolio shares and your receipt of cash, or the transfer of an investment, may be subject to fees and expenses and may also be a taxable event for a stockholder. The Directors also considered that the Adviser has implemented a communications plan intended to provide adequate notice to stockholders so that they may enter into appropriate arrangements prior to the Conversion, as well as the very small number of stockholders and net assets affected by this consideration;

•	A vote of stockholders of the Acquired Portfolio is not required under AB Bond Fund, Inc.’s governing documents or the 1940 Act;

•

Except with respect to any cash payment received in lieu of fractional shares or payments in redemption of Acquired Portfolio shares, the Conversion is intended to be tax-free for federal income tax purposes for stockholders of the Acquired Portfolio;

•

The Acquiring Portfolio does not issue fractional shares so for some stockholders, fractional shares of the Acquired Portfolio will be redeemed at NAV immediately prior to the Conversion and result in a small cash payment, which will be taxable; and

•

Stockholders of the Acquired Portfolio may redeem their Acquired Portfolio shares prior to the Conversion if the stockholders do not wish to hold shares of an ETF, and that redemption may be taxable to the stockholder.

The Directors also considered, among other things:

•	the form of the Plan and the terms and conditions of the Conversion;

•

the fact that the terms of the investment advisory agreements for the Acquired Portfolio and the Acquiring Portfolio are materially the same (except for the “unitary” advisory fee structure) and the Adviser does not anticipate that the Conversion will result in any decline in the level of services from the level of services that historically have been provided to the Acquired Portfolio;

•	their conclusion that the Conversion will not result in the dilution of stockholders’ interests;

•	the benefits of the Conversion to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Acquired Portfolio;

•

the Acquiring Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Acquiring Portfolio to pay Rule 12b-1 fees not to exceed 0.25% per year of an Acquiring Portfolio’s average daily net assets and the fact that the Acquiring Portfolio will not make any 12b-1 payments under the Distribution Plan without prior Board and stockholder approval;

•	the fact that the Acquiring Portfolio will assume all the liabilities, expenses and obligations of the Acquired Portfolio;

•	the expected federal income tax consequences of the Conversion and the fact that the Conversion is conditioned on delivery of a tax opinion from Fund counsel; and

•	the expenses of the Conversion, and the fact that, under the Plan, all expenses of the Conversion are expected to be borne by the Adviser.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, each Board, including all of the Independent Directors (who consulted with their independent legal counsel concerning this matter), unanimously concluded that completing the Conversion is in the best interests of the stockholders of the Acquired Portfolio and Acquiring Portfolio and that no dilution of value would result to the stockholders of the Acquired Portfolio or Acquiring Portfolio from the Conversion.

Also at the Board Meeting, the Directors (who are Directors of both Companies) approved the Plan on behalf of the Acquiring Portfolio.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Conversion.

How will the Conversion be carried out?

As provided in the Plan, the Acquiring Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of the Acquired Portfolio on the closing date of the Conversion (the “Closing Date”). In return, the Acquiring Portfolio will issue, and the Acquired Portfolio will distribute to its stockholders, a number of shares (and cash in lieu of fractional shares, if any) of the Acquiring Portfolio, determined by dividing the net value of all the assets of the Acquired Portfolio by the NAV of one share of the Acquiring Portfolio. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that stockholders of the Acquired Portfolio will be credited with shares of the Acquiring Portfolio corresponding to the aggregate NAV of the Acquired Portfolio shares that the stockholder holds of record at the Closing Date except as noted below.

Shares of the Acquiring Fund will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Conversion, the stockholder will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, the stockholder’s Acquired Portfolio shares will be liquidated, and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Conversion.

Following the distribution of the Acquiring Portfolio shares in full liquidation of the Acquired Portfolio, the Acquired Portfolio will wind up its affairs and terminate as soon as is reasonably possible after the Conversion.

The Conversion is expected to be consummated in the first quarter of 2025. Under applicable legal and regulatory requirements, none of the Acquired Portfolio’s stockholders will be entitled to exercise objecting stockholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Conversion. Therefore, stockholders will be bound by the terms of the Conversion under the Plan. However, any stockholder of the Acquired Portfolio may redeem shares of common stock prior to the Conversion.

The parties may agree to amend the Plan to the extent permitted by law. If the Companies agree, the Plan may be terminated or abandoned at any time before the Conversion.

The Companies have made representations and warranties in the Plan that are customary in matters such as the Conversion. The Plan contains a number of conditions precedent that must occur before the Acquired Portfolio or Acquiring Portfolio is obligated to proceed with the Conversion. One of these conditions requires that the Companies shall have received a tax opinion as described below that the consummation of the Conversion will not result in the recognition of gain or loss for federal income tax purposes for the Acquired Portfolio, the Acquiring Portfolio or their stockholders. The receipt of a tax opinion is a condition of the Conversion that cannot be waived.

Although stockholder approval of the Conversion is not required and the Adviser does not anticipate that the Conversion will be terminated, if the Conversion is terminated, stockholders of the Acquired Portfolio would be notified of the change and the Acquired Portfolio would continue to operate as a series of AB Bond Fund, Inc.

Who will bear the expenses of the Conversion?

The expenses of the Conversion are expected to be borne by the Adviser, regardless of whether the Conversion is consummated, except for any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from the Acquired Portfolio to the Acquiring Portfolio at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Conversion and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the

U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual stockholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to stockholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Conversion, Seward & Kissel LLP will deliver an opinion (“Tax Opinion”) to AB Bond Fund, Inc. and AB Active ETFs, Inc. to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Portfolio and Acquiring Portfolio) and the existing U.S. federal income tax law, and conditioned on the Conversion being completed in accordance with the Plan, for U.S. federal income tax purposes:

•

The Conversion will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Portfolio will recognize any gain or loss as a direct result of the Conversion;

•

The Acquired Portfolio’s stockholders will not recognize any gain or loss on the exchange of their Acquired Portfolio shares for the Acquiring Portfolio shares, except with respect to cash received in lieu of fractional shares, if any;

•

The aggregate tax basis in Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Portfolio shares the stockholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will include the holding period for the Acquired Portfolio shares the stockholder holds immediately before the Conversion, provided that the stockholder holds the shares as capital assets at the time of the Conversion;

•

The Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Conversion, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefore (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Conversion; and

•

The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio, if any, under Section 381 of the Code, but the use by the Acquiring Portfolio of any such capital loss carryovers (and of any capital loss carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Portfolios have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Conversion.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Conversion will be as described above. If the Conversion were consummated but the IRS or the courts were to determine that the Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Portfolio would recognize gain or loss on the transfer of its assets to the Acquiring Portfolio, and each stockholder of the Acquired Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received.

The tax year of the Acquired Portfolio is expected to end as of the closing of the Conversion which will accelerate distributions to stockholders from the Acquired Portfolio for its short tax year ending on the Closing Date. Such distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the Conversion. If determined necessary by the Portfolios, the Acquired Portfolio will declare a distribution to stockholders, which together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Conversion.

General Limitation on Losses. Assuming the Conversion qualifies as a tax-free reorganization, as expected, the Acquired Portfolio will succeed to the tax attributes of the Acquiring Portfolio upon the closing of the Conversion, including any capital loss carryovers that could have been used by the Acquired Portfolio to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Portfolio will be available to offset future gains recognized by the combined Portfolio. Capital losses of a Portfolio arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains. The Acquiring Portfolio is expected to be the tax survivor for federal income tax purposes. As of August 31, 2024 the Acquired Portfolio had approximately $38.6 million in capital loss carryforwards available and it had net current year realized capital losses of $2.4 million, for a total of $41 million in realized capital losses. The Acquired Portfolio’s capital loss carryforwards are expected to be assumed by the Acquiring Portfolio. but their use by the Acquiring Portfolio will be limited if the Acquired Portfolio is treated as experiencing an ownership change. The Acquiring Portfolio had no capital loss carryforwards and had current year realized gains of $202,000 as of the time of the Board meeting.

The foregoing description of the U.S. federal income tax consequences of the Conversion applies generally to stockholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND STOCKHOLDER RIGHTS

The Acquired Portfolio is a series of AB Bond Fund, Inc. AB Bond Fund, Inc. is an open-end, registered management investment company. AB Bond Fund, Inc. was organized as a Maryland corporation in 1973. The operations of AB Bond Fund, Inc. are governed by its charter, Bylaws, and Maryland law. AB Bond Fund, Inc. is subject to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Portfolio is a series of AB Active ETFs, Inc. AB Active ETFs, Inc., an open-end, registered management investment company, was organized as a Maryland corporation in 2010. The operations of AB Active ETFs, Inc. are governed by its charter, Bylaws and Maryland law. AB Active ETFs, Inc. is subject to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Comparisons of the organizational documents governing AB Bond Fund, Inc. and AB Active ETFs, Inc. are provided in Exhibit B to this Information Statement/Prospectus.

As a result of the Conversion, stockholders of the Acquired Portfolio will receive shares of the Acquiring Portfolio of AB Active ETFs, Inc. equal in value to the shares of the Acquired Portfolio they hold. The Acquiring Portfolio shares will be credited to the Acquired Portfolio stockholder’s brokerage account and the Acquired Portfolio shares will be cancelled. If a stockholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Conversion of the Acquired Portfolio, the Acquired Portfolio stockholder will not receive a distribution of Acquiring Portfolio shares and instead, the Acquired Portfolio stockholder’s shares will be redeemed by the Acquired Portfolio prior to the Conversion, and such Acquired Portfolio stockholder will receive a cash payment in redemption of their Acquired Portfolio shares.

What are the capitalizations of the Portfolios?

The following tables set forth the unaudited capitalization of the Acquired Portfolio and Acquiring Portfolio as of November 1, 2024, and the unaudited pro forma combined capitalization of the Acquiring Portfolio as adjusted to give effect to the proposed Conversion. The following are examples of the number of shares of each Acquiring Portfolio that would have been exchanged for the shares of the Acquired Portfolio if the Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

	Acquired Portfolio					Acquiring Portfolio	Pro Forma Adjustments(b)	Pro Forma— Acquiring Portfolio after Conversion (estimated)(c)
	Class(a)
	A	C	Advisor	I	Z
Net Assets	$121,431,495	$1,272,007	$33,331,331	$476,127	$2,974,568	$52,770,846	$(31.00)	$212,256,343
Shares Outstanding	13,078,110	137,353	3,587,893	51,223	319,626	1,500,028	(12,640,777)	6,033,455
Net Asset Value Per Share(d)	$9.29	$9.26	$9.29	$9.30	$9.31	$35.18	N/A	$35.18

(a)

Class A, Class C, Class I and Class Z shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes. As of November 1, 2024, the Acquired Portfolio’s total net assets amounted to $159,485,528.

(b)

Adjustments reflect the remaining costs of the Conversion to be incurred by the Adviser. The adjustment to net assets is attributable to fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s NAV as of November 1, 2024.

(c)

Assumes the Conversion was consummated on November 1, 2024 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(d)	Rounded to the nearest cent.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Conversion will be consummated. Moreover, if consummated, the capitalization of the Acquired Portfolio and Acquiring Portfolio is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Acquired Portfolio. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO AND ACQUIRED PORTFOLIO

How do the fundamental investment policies of the Portfolios compare?

The fundamental investment policies of the Acquired Portfolio and Acquiring Portfolio are identical.

Where can I find more financial and performance information about the Portfolios?

Additional information is available in the Portfolios’ prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports, as applicable.

The prospectus of the Acquired Portfolio, as well as the prospectus of the Acquiring Portfolio, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Acquired Portfolio prospectus is available upon request from ABIS by calling 800-221-5672, free of charge. A copy of the Acquiring Portfolio prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The statement of additional information of the Acquired Portfolio, as well as the statement of additional information of the Acquiring Portfolio, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports have been filed with the SEC and are available, free of charge, by (i) calling ABIS toll-free at 800-221-5672, (ii) accessing the documents at the Portfolios’ website at www.abfunds.com, or (iii) writing to the Portfolios at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL STOCKHOLDERS

As of January 9, 2023, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of each Portfolio, the following table shows the persons owning, as of November 7, 2024, either of record or beneficially, 5% or more of the outstanding shares of each class of the Portfolio and the percentage of the combined class’s shares to be owned by the persons if the Conversion had been consummated as of that date.

A stockholder who beneficially owns more than 25% of the Acquired Portfolio’s outstanding voting securities is presumed to “control” the Acquired Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

Acquired Portfolio

Class A	Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	783,776	6.01%	3.92%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	676,819	5.19%	4.11%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	1,716,160	13.15%	9.93%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	725,870	5.56%	4.55%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	751,423	5.76%	5.45%

	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	833,615	6.39%	3.82%

Class C	FRB Trustee FRB Living Trust De Witt, IA 52742-1282	6,903	5.09%	0.03%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	18,447	13.61%	4.11%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	28,204	20.80%	5.45%

	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	37,521	27.68%	3.82%

Advisor Class	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	243,151	6.83%	4.11%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	440,773	12.38%	9.93%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	313,713	8.81%	4.55%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	463,746	13.03%	5.45%

	Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	802,574	22.55%	3.52%

	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	192,209	5.40%	0.84%

	UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	339,903	9.55%	1.49%

Class I	Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	21,574	41.95%	0.09%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)
	Matrix Trust Company as Agent for Advisor Trust Inc. Aspire-InvestLink 717 17th Street, Suite 1300 Denver, CO 80202-3304	5,861	11.40%	0.03%

	Nationwide Trust Company, FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	7,926	15.41%	0.03%

	State Street Bank and Trust Company FBO Transamerica Various Retirement Plans 440 Mamaroneck Avenue Harrison, NY 10528-2418	10,376	20.18%	0.05%

Class Z	Ascensus Trust Company FBO TEDCO Construction Corporation P.O. Box 10758 Fargo, ND 58106-0758	21,974	6.87%	0.10%

	Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	110,219	34.46%	3.92%

	Empower Trust, LLC FBO Employee Benefits Clients 401(K) 8515 East Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	49,024	15.33%	0.21%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	109,520	34.24%	9.93%

Acquiring Portfolio

	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016-1215	454,659	29.33%	7.54%

	State Street Bank & Trust Company 776 Heritage Drive North Quincy, MA 02169	555,000	35.81%	9.20%

	State Street Bank & Trust Company 776 Heritage Drive North Quincy, MA 02169	481,554	31.07%	7.98%

(a)	Class A, Class C, Class I and Class Z shares of the Acquired Portfolio will each be converted to Advisor Class shares prior to the Conversion.

(b)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator. The Adviser, with principal offices at 501 Commerce Street, Nashville, TN 37203, serves as the administrator for the Acquired Portfolio. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the administrator for the Acquiring Portfolio.

Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Acquired Portfolio. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the transfer agent for the Acquiring Portfolio.

Custodian. State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, serves as custodian and accounting agent for the Acquired Portfolio. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian and accounting agent for the Acquiring Portfolio.

Distributor. ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the distributor of the Acquired Portfolio’s shares. Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor of the Acquiring Portfolio’s shares.

Independent Registered Public Accounting Firm. Ernst & Young, LLP, located at One Manhattan West, New York, New York 10001, serves as the independent registered public accounting firm to the Acquired Portfolio and Acquiring Portfolio.

Stockholders Sharing the Same Address. Normally, if two or more stockholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Portfolio(s) have received contrary instructions from one or more of the stockholders at that shared address. Upon written or oral request, the Acquiring Portfolio will deliver promptly a separate copy of the Information Statement/Prospectus to a stockholder at a shared address. Please call the transfer agent at 800-221-5672, if you would like to receive a separate copy of the Information Statement/Prospectus.

Fund Counsel. Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001, is counsel to AB Bond Fund, Inc. and AB Active ETFs, Inc.

FINANCIAL HIGHLIGHTS

The Acquiring Portfolio will be the accounting and tax survivor of the reorganization. Prior to the Conversion, Class A, Class C, Class I and Class Z shares of the Acquired Portfolio will be automatically converted into Advisor Class shares.

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose reports, along with the Acquired Portfolio’s financial statements, are included in the Acquired Portfolio’s annual report and available upon request.

Acquired Portfolio

	CLASS A
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.72	$9.02	$11.25	$11.53	$11.35	$10.65

Income From Investment Operations
Net investment income(a)(b)	.20	.37	.26	.25	.29	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.25)	(2.21)	(.11)	.22	.74
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	.00 (c)

Net increase (decrease) in net asset value from operations	.48	.12	(1.95)	.14	.51	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.39)	(.26)	(.28)	(.33)	(.37)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	(.02)	(.14)	– 0 –	– 0 –
Return of capital	– 0 –	(.03)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.19)	(.42)	(.28)	(.42)	(.33)	(.37)

Net asset value, end of period	$9.01	$8.72	$9.02	$11.25	$11.53	$11.35

Total Return
Total investment return based on net asset value(d)	5.50%	1.13%	(17.57)%	1.22%	4.60%	10.23%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,613	$127,732	$148,009	$203,168	$224,484	$221,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%^	.77%	.77%	.77%	.77%	.77%
Expenses, before waivers/reimbursements	1.19%^	1.17%	1.06%	.99%	.99%	1.04%
Net investment income(b)	4.40%^	4.05%	2.51%	2.23%	2.58%	2.98%
Portfolio turnover rate**	91%	197%	141%	128%	83%	74%

	CLASS C
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.70	$9.00	$11.23	$11.50	$11.32	$10.63

Income From Investment Operations
Net investment income(a)(b)	.17	.30	.17	.17	.21	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.25)	(2.19)	(.11)	.22	.73
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	.00 (c)

Net increase (decrease) in net asset value from operations	.45	.05	(2.02)	.06	.43	.98

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.32)	(.19)	(.19)	(.25)	(.29)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	(.02)	(.14)	– 0 –	– 0 –
Return of capital	– 0 –	(.03)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.16)	(.35)	(.21)	(.33)	(.25)	(.29)

Net asset value, end of period	$8.99	$8.70	$9.00	$11.23	$11.50	$11.32

Total Return
Total investment return based on net asset value(d)	5.13%	.37%	(18.22)%	.55%	3.83%	9.33%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,982	$1,855	$2,932	$5,682	$10,128	$10,564
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%^	1.52%	1.52%	1.52%	1.52%	1.52%
Expenses, before waivers/reimbursements	1.95%^	1.92%	1.81%	1.74%	1.75%	1.79%
Net investment income(b)	3.67%^	3.29%	1.69%	1.51%	1.84%	2.24%
Portfolio turnover rate**	91%	197%	141%	128%	83%	74%

See footnotes on page 35.

	ADVISOR CLASS
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.73	$9.03	$11.26	$11.53	$11.35	$10.65

Income From Investment Operations
Net investment income(a)(b)	.21	.40	.28	.28	.32	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.26)	(2.20)	(.10)	.22	.75
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	.00 (c)

Net increase (decrease) in net asset value from operations	.49	.14	(1.92)	.18	.54	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.41)	(.29)	(.31)	(.36)	(.40)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	(.02)	(.14)	– 0 –	– 0 –
Return of capital	– 0 –	(.03)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.20)	(.44)	(.31)	(.45)	(.36)	(.40)

Net asset value, end of period	$9.02	$8.73	$9.03	$11.26	$11.53	$11.35

Total Return
Total investment return based on net asset value(d)	5.63%	1.38%+	(17.44)%	1.56%	4.86%	10.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,017	$32,248	$45,095	$102,827	$122,108	$104,850
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%^	.52%	.52%	.52%	.52%	.52%
Expenses, before waivers/reimbursements	.94%^	.92%	.80%	.74%	.74%	.79%
Net investment income(b)	4.65%^	4.28%	2.66%	2.47%	2.82%	3.21%
Portfolio turnover rate**	91%	197%	141%	128%	83%	74%

		CLASS I
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.73	$9.04	$11.27	$11.55	$11.36	$10.66

Income From Investment Operations
Net investment income(a)(b)	.21	.40	.28	.28	.32	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.27)	(2.20)	(.11)	.23	.74
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	.00 (c)

Net increase (decrease) in net asset value from operations	.49	.13	(1.92)	.17	.55	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.41)	(.29)	(.31)	(.36)	(.40)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	(.02)	(.14)	– 0 –	– 0 –
Return of capital	– 0 –	(.03)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.20)	(.44)	(.31)	(.45)	(.36)	(.40)

Net asset value, end of period	$9.02	$8.73	$9.04	$11.27	$11.55	$11.36

Total Return
Total investment return based on net asset value(d)	5.59%	1.26%+	(17.44)%	1.46%	4.93%	10.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$436	$543	$758	$1,819	$2,743	$4,107
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%^	.52%	.52%	.52%	.52%	.52%
Expenses, before waivers/reimbursements	.88%^	.89%	.75%	.68%	.70%	.75%
Net investment income(b)	4.61%^	4.29%	2.67%	2.48%	2.85%	3.22%
Portfolio turnover rate**	91%	197%	141%	128%	83%	74%

See footnotes on page 35.

	CLASS Z
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.74	$9.04	$11.27	$11.55	$11.37	$10.67

Income From Investment Operations
Net investment income(a)(b)	.21	.40	.28	.29	.32	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.26)	(2.20)	(.12)	.22	.74
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	.00 (c)

Net increase (decrease) in net asset value from operations	.49	.14	(1.92)	.17	.54	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.41)	(.29)	(.31)	(.36)	(.40)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	(.02)	(.14)	– 0 –	– 0 –
Return of capital	– 0 –	(.03)	– 0 –	– 0 –	– 0 –	– 0 –

Total dividends and distributions	(.20)	(.44)	(.31)	(.45)	(.36)	(.40)

Net asset value, end of period	$9.03	$8.74	$9.04	$11.27	$11.55	$11.37

Total Return
Total investment return based on net asset value(d)	5.62%	1.38%	(17.34)%	1.46%	4.84%	10.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,673	$2,877	$2,234	$3,193	$5,824	$8,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%^	.52%	.52%	.52%	.52%	.52%
Expenses, before waivers/reimbursements	.80%^	.81%	.70%	.64%	.64%	.68%
Net investment income(b)	4.63%^	4.30%	2.70%	2.51%	2.82%	3.22%
Portfolio turnover rate**	91%	197%	141%	128%	83%	74%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

Acquiring Portfolio

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	December 13, 2023(a) to May 31, 2024 (unaudited)
Net asset value, beginning of period	$35.00

Income From Investment Operations
Net investment income(b)(c)	.78
Net realized and unrealized loss on investment transactions	(.36)

Net increase in net asset value from operations	.42

Less: Dividends
Dividends from net investment income	(.59)

Net asset value, end of period	$34.83

Total Return
Total investment return based on net asset value(d)	1.21%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.32	%^
Expenses, before waivers/reimbursements(e)‡	.33	%^
Net investment income(c)	4.70	%^
Portfolio turnover rate(f)	109%
‡ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	0.1	%^

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended May 31, 2024 such waiver amounted to .01%.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

AB TOTAL RETURN BOND PORTFOLIO OF AB BOND FUND, INC.

As of

November [     ], 2024

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [ ]th day of November, 2024, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of AB Core Plus Bond ETF (the “Acquiring Fund”), a series of the ETF Company, AB Bond Fund, Inc., a Maryland corporation (the “Mutual Fund Company”), on behalf of AB Total Return Bond Portfolio (the “Acquired Fund”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets (as hereinafter defined) to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Acquired Fund Stockholders, or (ii) amounts payable to Acquired Fund Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	[5:00 p.m.], Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)

On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)

At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.

(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

(i)

The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;

(ii)

The number of Acquisition Shares to be delivered to the Acquired Portfolio shall be determined by dividing the aggregate net assets of the Acquired Portfolio by the NAV per share of the Acquiring Portfolio as of the Valuation Time (after reduction for the value of any fractional shares for which cash in lieu of Acquisition Shares shall be distributed to former Acquired Fund Stockholders in connection with the Closing of the Reorganization);

(iii)

In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);

(iv)

The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and

(v)

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)

The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Acquired Fund Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Acquired Fund Stockholders and note on such accounts the number of Acquiring Fund shares that such former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if an Acquired Fund Stockholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Acquired Fund Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund Shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Acquired Fund Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)

The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)

The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)

The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)

The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)

The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 4(a).

(q)

The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of Acquiring Fund

Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder.

(b)

The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(c)

The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(d)

Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and is eligible for taxation under Section 852(a) of the Code for the taxable year that will include the Closing Date and expects to so qualify for each subsequent taxable year.

(e)

The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

(f)

The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(g)

The ETF Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized shares of the Acquiring Fund referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of the Acquiring Fund shall be validly issued, fully paid and non-assessable, and no Stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

(h)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(i)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(j)

The Acquiring Fund has filed or will file its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of Acquiring Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Acquiring Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(k)

The Financial Statements of Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Acquiring Fund at its most recent period year-end and the results of Acquiring Fund’s operations and changes in Acquiring Fund’s net assets for the periods indicated.

(l)

Since the date of the Financial Statements of Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

(m)

Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

(n)

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

(b)

The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)

There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(d)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)

the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund;

(iii)

the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)

the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(vi)

except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;

(vii)

the aggregate tax basis of the Acquisition Shares that each Stockholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and

(viii)

each Acquired Fund Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(g)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the Stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and

(v)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by

Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws; and

(iv)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing

(a)	The Closing shall be held at the offices of the Funds, 66 Hudson Boulevard East, 26th Floor, New York, New York 10001, or at such other time or place as the parties may agree.

(b)

In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

(c)

Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Acquired Fund’s Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

AB Bond Fund, Inc. – AB Total Return Bond Portfolio

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – AB Core Plus Bond ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

23.	Expenses

All expenses related to the Acquisition will be borne by the Adviser, except for any transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from the Acquired Fund to the Acquiring Fund at the time of the Conversion and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

[Signature Page to Follow]

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

AB Bond Fund, Inc. – AB Total Return Bond Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – AB Core Plus Bond ETF

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

EXHIBIT B

COMPARISON OF GOVERNING DOCUMENTS

The following information provides only a summary of the key features of the organizational structure and governing documents of the Acquired Portfolio and the Acquiring Portfolio. It is not a complete description of these governing documents. The Acquired Portfolio is a series of AB Bond Fund, Inc., a Maryland corporation (, and the Acquiring Portfolio is a series of AB Active ETFs, Inc., a Maryland corporation together with AB Bond Fund, Inc., the “Companies” and, each, a “Company”). Accordingly, there are no significant differences among the Portfolios or the Companies in terms of their corporate organizational structures or the charter and Bylaws. For more information, stockholders should review the applicable charter and Bylaws in their entirety.

General

Each Company has procedures available to its respective stockholders for calling stockholders’ meetings and for the removal of Directors. Under Maryland law, a Director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast generally for the election of Directors. In addition, stockholder-requested special meetings of stockholders for any other purpose shall be called by a Company’s Secretary only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Company, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast constitutes a quorum at any meeting of stockholders. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the charter of the applicable Company.

Shares of Common Stock of the Companies

The Company’s shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Company can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Acquired Portfolio and the Acquiring Portfolio are each organized as series of Maryland corporations, thus their stockholders have the same rights due to them under state law. The Companies are not required to, and do not, hold annual meetings of stockholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Companies are required to hold a stockholder meeting if, among other reasons, the number of Directors elected by stockholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

Each Company’s charter provides that shares of each Portfolio shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors and declared by the Company with respect to such series or class. While each of the Portfolios intends to distribute to its stockholders substantially all of each fiscal year’s net income monthly and net realized capital gains at least annually, if any, the amount and time of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Portfolio’s return of capital distributions for the period will be made after the end of each calendar year.

Limitation of Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Companies contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charters and Bylaws of the Companies generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office. The directors and the interested advisory

B-1

director (each an “Indemnitee”) have entered into an indemnification agreement with each Company under which the Company has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Company, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

B-2

IS-0115-1224

STATEMENT OF ADDITIONAL INFORMATION

Dated December 18, 2024

Registration Statement on Form N-14 Filed by:

AB ACTIVE ETFs, INC.

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
AB Total Return Bond Portfolio (a series of AB Bond Fund, Inc.)	AB Core Plus Bond ETF (a series of AB Active ETFs, Inc.)

This Statement of Additional Information (the “SAI”) is being furnished to stockholders of the AB Total Return Bond Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (the “Mutual Fund Company”), a Maryland corporation, in connection with the acquisition of all of the assets and liabilities of the Acquired Portfolio by AB Core Plus Bond ETF (the “Acquiring Portfolio”), a series of AB Active ETFs, Inc. (the “ETF Company”) as described in the Information Statement/Prospectus (the “Conversion”). The Acquired Portfolio and the Acquiring Portfolio are collectively referred to as the “Portfolios” and each, a “Portfolio”.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated December 18, 2024, relating to the Conversion. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to AllianceBernstein Investor Services, Inc. at P.O. Box 786003 San Antonio, TX 78278-6003 or by calling (800) 221-5672 for Information or (800) 227-4618 for Literature.

Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

●	The Statement of Additional Information of the Mutual Fund Company dated January 31, 2024, as supplemented, with respect to the Acquired Portfolio, (File Nos. 002-48227 and 811-02383) (Accession No. 0000919574-24-000545) as filed with the SEC on January 26, 2024. The Statement of Additional Information includes information about other Mutual Fund Company portfolios that are not relevant to the Conversion. Please disregard that information.

●	The Statement of Additional Information of the ETF Company dated October 30, 2023, as revised May 29, 2024, as supplemented, with respect to the Acquiring Portfolio (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-24-003365) as filed with the SEC on May 29, 2024. The Statement of Additional Information includes information about other ETF Company portfolios that are not relevant to the Conversion. Please disregard that information.

●	The audited financial statements for the fiscal year ended October 31, 2023, including the financial highlights, for the Acquired Portfolio in the Acquired Portfolio’s Annual Report to Shareholders, incorporated by reference to the Mutual Fund Company’s Form N-CSR (File No. 811-02383) as filed with the SEC on January 2, 2024. The Annual Report to Shareholders includes information about other Mutual Fund Company portfolios that are not relevant to the Conversion. Please disregard that information.

●	The unaudited financial statements for the fiscal period ended April 30, 2024, including the financial highlights, for the Acquired Portfolio in the Acquired Portfolio’s Semi-Annual Report to Shareholders, incorporated by reference to the Mutual Fund Company’s Form N-CSRS (File No. 811-02383) as filed with the SEC on July 5, 2024. The Semi-Annual Report to Shareholders includes information about other Mutual Fund Company portfolios that are not relevant to the Conversion. Please disregard that information.

●	The unaudited financial statements for the fiscal period ended May 31, 2024, including the financial highlights, for the Acquiring Portfolio in the Acquiring Portfolio’s Semi-Annual Report to Shareholders, incorporated by reference to the ETF Company’s Form N-CSRS (File No. 811-23799) as filed with the SEC on August 8, 2024. The Semi-Annual Report to Shareholders includes information about other ETF Company portfolios that are not relevant to the Conversion. Please disregard that information.

The Acquiring Portfolio shall be the accounting and performance survivor in the Conversion, and the Acquiring Portfolio, as the corporate survivor in the Conversion, shall carry over its accounting and performance history.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Portfolio and the Acquired Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Conversion, are included in the “Comparison of Fees” section in the Information Statement/Prospectus. The Conversion will not result in a material change to the Acquired Portfolio’s investment portfolio due to the Acquired Portfolio’s similar investment objectives, identical fundamental investment policies and similar principal investment strategies to the Acquiring Portfolio. As a result, a schedule of investments of the Acquired Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Acquired Portfolio as compared to those of the Acquiring Portfolio.